

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Income Fund II, Ltd. at March 31, 2000, and its statement of income for the three months then ended and is qualified in its entirety by reference to the Form 10-Q of CNL Income Fund II, Ltd.  for the three  months ended March 31,
2000.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-2000
<PERIOD-START>                                 JAN-01-2000
<PERIOD-END>                                   MAR-31-2000
<CASH>                                         821,935
<SECURITIES>                                   0
<RECEIVABLES>                                  66,378
<ALLOWANCES>                                   43,799
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         15,564,881
<DEPRECIATION>                                 3,845,820
<TOTAL-ASSETS>                                 17,834,467
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     17,147,661
<TOTAL-LIABILITY-AND-EQUITY>                   17,834,467
<SALES>                                        0
<TOTAL-REVENUES>                               444,303
<CGS>                                          0
<TOTAL-COSTS>                                  185,829
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                385,547
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            385,547
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   385,547
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>  Due to the  nature  of its  industry,  CNL  Income  Fund II,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.


